UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 1, 2009

Comm Bancorp, Inc.
 (Exact name of registrant as specified in its charter)

Pennsylvania	0-17455	23-2242292
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

125 North State Street, Clarks Summit, PA	18411
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (570)586-0377

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Change in Registrant’s Certifying Accountant

On October 1, 2009, Comm Bancorp, Inc. (the “Company”) was notified that the audit practice firm of Beard Miller Company LLP (“Beard”) its independent registered public accounting firm, was combined with ParenteBeard LLC in a transaction pursuant to which Beard combined its operations with ParenteBeard LLC. Certain of the professional staff and partners of Beard joined ParenteBeard LLC either as employees or partners. On October 1, 2009, Beard resigned as the auditors of the Company and with the approval of the Joint Audit Committee of the Board of Directors of the Company, ParenteBeard LLC was engaged as its independent registered public accounting firm.

Prior to engaging ParenteBeard LLC, the Company did not consult with ParenteBeard LLC regarding the application of accounting principles to a specific completed or contemplated transaction or regarding the type of audit opinions that might be rendered by ParenteBeard LLC on the Company’s consolidated financial statements, and ParenteBeard LLC did not provide any written or oral advice that was an important factor considered by the Company in reaching a decision as to any such accounting, auditing or financial reporting issue.

The report of independent registered public accounting firm of Beard regarding the Company’s consolidated financial statements for the fiscal years ended December 31, 2008 and 2007, did not contain any adverse or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the years ended December 31, 2008 and 2007, and during the interim period from the end of the most recently completed fiscal year through October 1, 2009, the date of resignation, there were no disagreements with Beard on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Beard would have caused it to make reference to such disagreement in its reports.

The Company provided Beard with a copy of this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission and requested that Beard furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements and, if does not agree, the respects in which it does not agree. A copy of the letter, dated October 2, 2009, is filed as Exhibit 16.1, which is incorporated by reference herein to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

16.1  Letter dated October 2, 2009, from Beard Miller Company LLP, addressed to the Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Comm Bancorp, Inc.
(Registrant)

Date: October 1, 2009	By: /s/ Scott A. Seasock
Scott A. Seasock
Executive Vice President
and Chief Financial Officer
Principal Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
16.1	Letter dated October 2, 2009, from Beard Miller Company LLP, addressed to the Securities and Exchange Commission.

4